UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2014

EMPIRE RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12522	13-3714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Monticello Casino and Raceway, State Route 17B, P.O. Box 5013, Monticello, NY	12701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 807-0001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On September 9, 2014, Empire Resorts, Inc. (the “Company”) presented to the New York State Gaming Facility Location Board (the “Location Board”) an overview of its project to develop a destination gaming resort to be located 90 miles from New York City, in the Town of Thompson in Sullivan County (the “Casino Project”). The presentation was in support of the Company’s application for a gaming facility license for the Casino Project. The presentation is attached as Exhibit 99.1 hereto. In addition, a copy of the Company’s press release relating to the presentation, dated September 10, 2014, is attached as Exhibit 99.2 hereto. You can see a recording of the Company’s presentation to the Location Board at http://link.brightcove.com/services/player/bcpid3764941411001?bckey=AQ~~,AAACoBBYDYk~,vhHQ3PG5UUlbFBZZYbbJGM7Fo2gGYRLd&bctid=3777502215001.

This report includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements include statements about the Company’s plans, strategies, financial performance, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and the Company’s management team, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, levels of spending in business and leisure segments as well as consumer confidence; the construction commencement date for the casino project; relationships with associates and labor unions and changes in labor law; the financial condition of, and the Company’s relationships with, third-party property owners and hospitality venture partners; changes in the competitive environment in the Company’s industry and the markets where the Company operates; the timing of the receipt of regulatory and governmental approvals for the Casino Project, including the issuance of a gaming facility license to the Company; changes in federal, state or local tax law; general volatility of the capital markets and the Company’s ability to access the capital markets to secure necessary financing. A more complete description of these risks and uncertainties can be found in the reports and other documents filed with the U.S. Securities and Exchange Commission. The Company cautions readers not to rely on these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation to the New York State Gaming Facility Location Board

99.2	Press release, dated September 10, 2014, of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2014

EMPIRE RESORTS, INC.

By:	/s/ Joseph A. D’Amato
Name:	Joseph A. D’Amato
Title:	Chief Executive Officer

Exhibit Index

99.1	Presentation to the New York State Gaming Facility Location Board

99.2	Press release, dated September 10, 2014, of the Company